SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

           Date of Report: August 14, 2002 (Date of earliest event reported)

                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)



        Maryland                   0-11083                    13-3147497
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       (State or other      (Commission file no.)          (IRS Employer
        jurisdiction of                                        I.D. No.)
        incorporation)

      60 Cutter Mill Road, Suite 303, Great Neck, New York         11021
      ------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code   516-466-3100
                                                            ------------




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.


         Exhibit
         Number                 Exhibit Title

         99.1                   Certification of Chief Executive Officer
         99.2                   Certification of Chief Financial Officer

Item 9.  Regulation FD Disclosure

On August 14, 2002 One Liberty Properties, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Attached hereto as exhibits are the certifications of the Company's Chief Executive Officer, Jeffrey Fishman, and Chief Financial Officer, David W. Kalish, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.


                            ONE LIBERTY PROPERTIES, INC.



Date:     August 14, 2002             By:  /s/ Mark H. Lundy
                                      -------------------------------------
                                      Mark H. Lundy
                                      Vice President and Secretary

                                  EXHIBIT INDEX



         Exhibit
         Number                 Exhibit Title

         99.1                   Certification of Chief Executive Officer
         99.2                   Certification of Chief Financial Officer

                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, Jeffrey Fishman, the Chief Executive Officer of One Liberty Properties, Inc. (the "Registrant"), does hereby certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   August 14, 2002          /s/ Jeffrey Fishman
                                 -----------------------------------
                                 Jeffrey Fishman
                                 Chief Executive Officer

                                  EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, David W. Kalish, the Chief Financial Officer of One Liberty Properties, Inc. (the "Registrant"), does hereby certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   August 14, 2002          /s/ David W. Kalish
                                 ----------------------------------
                                 David W. Kalish
                                 Chief Financial Officer